                                                                    EXHIBIT 10.3


                         CAPITAL EXPENDITURE LINE NOTE
                         -----------------------------

$10,000,000                                                  Baltimore, Maryland
                                                                   June 26, 1998

     FOR VALUE RECEIVED, COYNE INTERNATIONAL ENTERPRISES CORP., a corporation organized under the laws of the State of New York, BLUE RIDGE TEXTILE MANUFACTURING, INC., a corporation organized under the laws of the State of Georgia, OHIO GARMENT RENTAL, INC., a corporation organized under the laws of the State of Ohio, MIDWAY-CTS BUFFALO, LTD., a corporation organized under the laws of the State of New York, and CLEAN TOWEL SERVICE, INC., a corporation organized under the laws of the State of Georgia (each of the foregoing corporations, a "Borrower" and collectively, the "Borrowers"), jointly and severally, promise to pay to the order of NATIONSBANK, N.A., a national banking association (the "Lender"), the principal sum of TEN MILLION DOLLARS ($10,000,000) (the "Principal Sum"), or so much thereof as has been or may be advanced or readvanced under the Capital Expenditure Line, to or for the account of the Borrowers pursuant to the terms and conditions of the Financing Agreement (as hereinafter defined), together with interest thereon at the rate or rates hereinafter provided, in accordance with the following:

     1.   Interest.
          --------

     Commencing as of the date hereof and continuing until repayment in full of all sums due hereunder, the unpaid Principal Sum shall bear interest at the Applicable Interest Rate or the Post-Default Rate in effect from time to time for the Capital Expenditure Line. The Applicable Interest Rate shall be determined in the manner provided in the Financing Agreement.

     2.   Payments and Maturity.
          ---------------------

     The unpaid Principal Sum, together with interest thereon at the rate or rates provided above, shall be payable as follows:

          (a) Interest only on the unpaid Principal Sum shall be due and payable at the times provided in Section 2.5.5 of the Financing Agreement; and

          (b) The Borrowers shall pay installments of principal in accordance with the Capital Expenditure Line Installment Payment Schedule at the times and in the manner set forth in Section 2.4.4 of the Financing Agreement; and

          (c) Unless sooner paid, the unpaid Principal Sum, together with interest accrued and unpaid thereon, shall be due and payable in full on the earlier of the Capital Expenditure Line Maturity Date or the Revolving Credit Termination Date.

     The fact that the balance hereunder may be reduced to zero from time to time pursuant to the Financing Agreement will not affect the continuing validity of this Note or the Financing Agreement, and the balance may be increased to the Principal Sum after any such reduction to zero.

     3.   Default Interest.
          ----------------

     During the continuation of an Event of Default, the unpaid Principal Sum shall bear interest at the Post-Default Rate until such Event of Default is cured.

     4.   Late Charges.

     If the Borrowers shall fail to make any payment under the terms of this Note within ten (10) days after the date such payment is due, the Borrowers shall pay to the Lender on demand a late charge equal to five percent (5%) of such payment.

     5.   Application and Place of Payments.
          ---------------------------------

     All payments made on account of this Note shall be applied in the manner provided in the Financing Agreement. All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds during regular business hours of the Lender at its principal office in Baltimore, Maryland or at such other times and places as the Lender may at any time and from time to time designate in writing to the Borrower.

     6.   Prepayment.
          ----------

     The Borrowers may prepay the Principal Sum at the times and in the manner provided in the Financing Agreement.

     7.   Financing Agreement and Other Financing Documents.
          -------------------------------------------------

     This Note is the "Capital Expenditure Line Note" described in a Financing and Security Agreement of even date herewith by and between the Lender and the Borrowers (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Financing Agreement"). All terms used in this Note which are not otherwise defined herein shall have the meaning set forth in the Financing Agreement. The indebtedness evidenced by this Note is included within the meaning of the term "Obligations" as defined in the Financing Agreement. The term "Financing Documents" as used in this Note shall mean collectively this Note, the Financing Agreement and any other instrument, agreement, or document previously, simultaneously, or hereafter executed and delivered by the Borrowers and/or any other person, singularly or jointly with any other person, evidencing, securing, guaranteeing, or in connection with the Principal Sum, this Note and/or the Financing Agreement.

     8.   Security.
          --------

     This Note is secured as provided in the Financing Agreement.

     9.   Events of Default.
          -----------------

     The occurrence of any one or more of the following events shall constitute an event of default (individually, an "Event of Default" and collectively, the "Events of Default") under the terms of this Note:

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          (a) The failure of the Borrowers to pay to the Lender when due any and all amounts payable by the Borrowers to the Lender under the terms of this Note; or

          (b) The occurrence of an Event of Default under the Financing
Agreement.

               1.   Remedies.
                    --------

     Upon the occurrence of an Event of Default, at the option of the Lender, all amounts payable by the Borrowers to the Lender under the terms of this Note shall immediately become due and payable by the Borrowers to the Lender without notice to the Borrowers or any other person, and the Lender shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Financing Documents and all applicable laws. The Borrowers and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of the Borrowers, guarantors and endorsers.

               2.   Expenses.
                    --------

     The Borrowers, jointly and severally, promise to pay to the Lender on demand by the Lender all costs and expenses incurred by the Lender in connection with the collection and enforcement of this Note, including, without limitation, reasonable attorneys' fees and expenses and all court costs.

               3.   Notices.
                    -------

     Any notice, request, or demand to or upon the Borrowers or the Lender shall be deemed to have been properly given or made when delivered in accordance with
Section 8.1 of the Financing Agreement.

               4.   Miscellaneous.
                    -------------

     Each right, power, and remedy of the Lender as provided for in this Note or any of the other Financing Documents, or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Note or any of the other Financing Documents or now or hereafter existing under any applicable law, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers, or remedies. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Note or any of the other Financing Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Lender from exercising any such right, power, or remedy at a later time or times. By accepting payment after the due date of any amount payable under the terms of this Note, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms of this Note or to declare an Event of Default for the failure to effect such prompt payment of any such other amount. No course of dealing or conduct shall be effective to amend, modify, waive, release, or change any provisions of this Note.

               5.   Partial Invalidity.
                    ------------------

     In the event any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal, or unenforceable.

               6.   Captions.
                    --------

     The captions herein set forth are for convenience only and shall not be deemed to define, limit, or describe the scope or intent of this Note.

               7.  Applicable Law.
                   --------------

     The Borrowers acknowledge and agrees that this Note shall be governed by the laws of the State of Maryland, even though for the convenience and at the request of the Borrowers, this Note may be executed elsewhere.

               8.  Consent to Jurisdiction.
                   -----------------------

     Each Borrower irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Maryland over any suit, action, or proceeding arising out of or relating to this Note or any of the other Financing Documents. Each Borrower irrevocably waives, to the fullest extent permitted by law, any objection that such Borrower may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon such Borrower and may be enforced in any court in which such Borrower is subject to jurisdiction by a suit upon such judgment, provided that service of process is effected upon such Borrower as provided in this Note or as otherwise permitted by applicable law.

               9.  Service of Process.
                   ------------------

     Each Borrower hereby irrevocably designates and appoints CT Corporation System, 300 East Lombard Street, Baltimore, Maryland, 21202, as such Borrower's authorized agent to receive on such Borrower's behalf service of any and all process that may be served in any suit, action, or proceeding instituted in connection with this Note in any state or federal court sitting in the State of Maryland. If such agent shall cease so to act, such Borrower shall irrevocably designate and appoint without delay another such agent in the State of Maryland satisfactory to the Lender and shall promptly deliver to the Lender evidence in writing of such agent's acceptance of such appointment and its agreement that such appointment shall be irrevocable.

     Each Borrower hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Note by (a) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to such Borrower and (b) serving a copy thereof upon CT Corporation System, the agent hereinabove designated and appointed by such Borrower as such Borrower's agent for service of process. Each Borrower irrevocably agrees that such service shall be deemed in every respect effective service of process upon such Borrower in any such suit, action or proceeding, and shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon such Borrower. Nothing in this Section shall affect the right of the Lender to serve process in any manner otherwise permitted by law or limit the right of the Lender otherwise to bring proceedings against such Borrower in the courts of any jurisdiction or jurisdictions.

               10.  WAIVER OF TRIAL BY JURY.
                    -----------------------

     EACH OF THE BORROWERS HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE BORROWERS, OR EITHER OF THEM, AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS NOTE OR (B) THE FINANCING DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE.

     THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE BORROWERS, AND THE BORROWERS HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE BORROWERS FURTHER REPRESENT THAT THEY HAVE BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

WITNESS OR ATTEST:                      COYNE INTERNATIONAL ENTERPRISES CORP.
                                        OHIO GARMENT RENTAL, INC.
                                        BLUE RIDGE TEXTILE
                                             MANUFACTURING, INC.
                                        MIDWAY-CTS BUFFALO, LTD.
                                        CLEAN TOWEL SERVICE, INC.



____________________________            By: /s/ Donald F. X. Keegan (Seal)
                                           ------------------------
                                           Donald F. X. Keegan
                                           Vice President and Chief Financial
                                            Officer for each

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